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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series C, D and Subordinated Series 1995-1 Certificates and the Variable Funding Certificate
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SETTLEMENT PERIOD:  May 1997           PAYMENT DATE:   6/16/97

As of the Record Date:
Series C Invested Amount ....................................................     $135,000,000
Series C Pool Factor ........................................................    1.00000000000

Series D (Class A and B) Invested Amount ....................................     $109,260,000
Series D (Class A and B) Pool Factor ........................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ..................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ......................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ..........................      $33,000,000

For the Settlement Period:                                                                          Per $1,000
                                                                                                    ----------

Gross Collections for the Settlement Period .................................     $245,407,309         $798.70
Defaulted Amount for the Settlement Period ..................................          200,000            0.65
Recoveries for the Settlement Period ........................................                0            0.00

Certificate/Fee Distribution on:  6/16/97

     Interest on the Series C Certificates ..................................      $723,300.00           $2.35
     Interest on the Series D - Class A Certificates ........................       526,000.00            1.71
     Interest on the Subordinated Series 1995-1 Certificates ................       177,000.00            0.58
     Interest on the Series D - Class B Certificates ........................        52,987.78            0.17
     Principal of the Series C Certificates .................................             0.00            0.00
     Principal of the Series D - Class A Certificates .......................             0.00            0.00
     Principal on the Subordinated Series 1995-1 Certificates ...............             0.00            0.00
     Principal of the Series D - Class B Certificates .......................             0.00            0.00
     Servicing Fee ..........................................................       590,038.73            1.92
                                                                                --------------         -------
                       Total of distributions ...............................    $2,069,326.51           $6.73
                                                                                ==============         =======

VFC activity for the May 1997 Settlement Period:

     Beginning principal of the Variable Funding Certificate ................   $43,000,000.00
     Principal from the Variable Funding Certificateholder ..................     5,000,000.00
     Principal to the Variable Funding Certificateholder ....................   (15,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ...................   $33,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .........................      $187,478.34           $0.61
     Liquidity Fees for the Settlement Period for the VFC ...................        18,244.90            0.06
                                                                                --------------         -------
     Total VFC Interest and Liquidity Fees for the Settlement Period ........      $205,723.24           $0.67
                                                                                ==============         =======

As of the end of the May 1997 Settlement Period:
Subordinated Amounts:
    Series C Certificates ...................................................      $31,666,667
    Series D - Class A Certificates .........................................      $23,456,790
    Variable Funding Certificate  (VFC) .....................................       $7,740,741
Aggregate Subordinated Transferor Amount ....................................      $39,926,441

Cash Collateral Account balance .............................................               $0
Collection Account balance ..................................................       $2,161,000
Excess Funding Account balance ..............................................      $10,700,000

  -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
       1995-1) as of the Record Date.
  -    Interest is for the Interest Accrual Period ending June 15th.
  -    The Series C Certificate Rate was 6.0275% for this Interest Accrual Period.
  -    The Series D - Class A Certificate Rate was 5.9175% for this Interest Accrual Period.
  -    The Subordinated Series 1995-1 Certificate Rate was 6.6375% for this Interest Accrual Period.
  -    The Series D - Class B Certificate Rate was 6.4375% for this Interest Accrual Period.
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